UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2006
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32671	58-2555670
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)
2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 857-4700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1: EMPLOYMENT AGREEMENT
EX-10.2: LEASE AMENDMENT SEVEN

Item 1.01. Entry into Material Definitive Agreements
On May 11, 2006, the Compensation Committee of the Board of Directors of IntercontinentalExchange, Inc. (the “Company”) adopted a resolution to increase the annual base salary of the Company’s named executive officers in its 2006 annual proxy statement and to enter a new employment agreement with one named executive officer.
Amendments to Employment Agreement
Effective January 1, 2006, the annual base salary for each name executive officer is as follows: Jeffrey C. Sprecher, Chairman and Chief Executive Officer — $725,000; Charles A. Vice, President and Chief Operating Officer — $500,000; Richard V. Spencer, Senior Vice President, Chief Financial Officer — $460,000; and Edwin Marcial, Senior Vice President, Chief Technology Officer — $365,000. In addition, the Compensation Committee approved an increase in the annual bonus target for Mr. Sprecher to 85% of his annual base salary and for Mr. Vice to 70% of his annual base salary.
Entry into New Employment Agreement
The Compensation Committee also approved a new employment agreement between the Company and David S. Goone, Senior Vice President, Chief Strategic Officer. The agreement, which has a three year term, increased Mr. Goone’s base salary to $460,000 per annum. A copy of the employment agreement is filed as Exhibit 10.1 to this Report on Form 8-K and is incorporated herein by reference.
Corporate Headquarter Lease Amendment
On May 12, 2006, the Company entered into an amendment to the lease governing its principal executive offices in Atlanta, Georgia (the “Lease Amendment”). Under the terms of the Lease Amendment, the lease will be extended until February 15, 2012 and will include 13,282 square feet of net additional lease space.
A copy of the Lease Amendment is filed as Exhibit 10.2 to this Report on Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events
Entry into 10b5-1 Plans by Executive Officers
Each of Messrs. Sprecher, Vice, Spencer, Goone and Marcial (each executive officers of the Company referred to above), Johnathan Short, the Company’s Senior Vice President, General Counsel, and David Peniket, the President and Chief Operating Officer of ICE Futures (a subsidiary of the Company), entered into pre-arranged trading plans established in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934 (the “Exchange Act”) and on terms consistent with the Company’s insider trading policy.
Under the plans, each executive officer (other than Mr. Sprecher whose plan is discussed separately below) may sell up to a maximum of 20% of the shares of common stock such officer beneficially owns (calculated on the basis of existing share ownership, together with vested and unvested stock options and restricted stock grants) in accordance with the terms of the respective plan. The actual number of shares that may be sold under the respective plan is dependent upon a number of factors, including the attainment of share price targets specified in the respective plans. No sales may occur under any of the trading plans for a period of at least 75 days following the date hereof. Generally, the term of the plans are for six to twelve months.
Mr. Sprecher beneficially owns shares of the Company’s common stock directly and indirectly through Continental Power Exchange, Inc. (“CPEX”), an entity owned by Mr. Sprecher and certain members of his immediate family. Accordingly, Mr. Sprecher entered into two pre-arranged trading plans: one covering shares underlying options granted to Mr. Sprecher as Chairman and Chief Executive Officer of the Company (“Mr. Sprecher’s Plan”); and another covering shares held directly by CPEX (the “CPEX Plan”). Under Mr. Sprecher’s Plan, he may exercise options and sell the shares underlying such options representing a maximum of 139,790 shares of common stock, which is less than 5% of the shares of common stock beneficially owned by Mr. Sprecher (calculated on the basis of existing share ownership, together with vested and unvested stock options and restricted stock grants). Mr. Sprecher’s Plan will facilitate the exercise and purchase of an additional 82,247 shares of the Company's common stock by exercising vested stock options.

Under the CPEX Plan, CPEX may sell a maximum of 164,835 shares of common stock beneficially owned by CPEX. CPEX owns 2,197,813 shares of the Company’s common stock, which Mr. Sprecher may be deemed to beneficially own due to his 92.5% ownership interest in and his voting control of CPEX. The remaining 7.5% ownership interest is held by members of Mr. Sprecher’s family. Under the CPEX Plan, proceeds received from any sales will be used by Mr. Sprecher to redeem the equity interests in CPEX held by his family members so that Mr. Sprecher will be the sole owner of CPEX and its remaining holdings in the Company's stock. No sales may be made under either of Mr. Sprecher’s plans for at least 75 days following the date hereof.
The plans are intended to comply with Rule 10b5-1 under the Exchange Act and the Company’s insider trading policy. Rule 10b5-1 allows corporate insiders to establish pre-arranged written stock trading plans at a time when the insider is not aware of material, non-public information. Subsequent receipt by the insider of material, non-pubic information will not prevent prearranged transaction under the plans from being executed.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
     The following exhibits are filed as part of this Report on Form 8-K:
10.1	Employment Agreement, dated May 12, 2006, between David S. Goone, Senior Vice President, Chief Strategic Officer, and the Company.

10.2	Lease Amendment Seven, made as of May 12, 2006, between CMD Realty Investment Fund IV, L.P., an Illinois limited partnership, and the Company.*

*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINETALEXCHANGE, INC.

/s/ Richard V. Spencer

Richard V. Spencer
Senior Vice President, Chief Financial Officer
Date: May 17, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated May 12, 2006, between David S. Goone, Senior Vice President, Chief Strategic Officer, and the Company.

10.2	Lease Amendment Seven, made as of May 12, 2006, between CMD Realty Investment Fund IV, L.P., an Illinois limited partnership, and the Company.*

*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

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